EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of LGI Homes, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Eric Lipar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2014	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board
LGI Homes, Inc.